EXHIBIT 99.06

     UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Smith Barney and the historical consolidated statement of financial condition of Salomon giving effect to the merger of Salomon Inc and Smith Barney Holdings Inc. as though the transaction had been consummated on June 30, 1997. The following unaudited pro forma condensed combined statements of operations combine the historical statements of operations of Smith Barney and Salomon giving effect to this merger. This information should be read in conjunction with the accompanying notes hereto; the separate historical financial statements of Smith Barney as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, and for each of the three years ended December 31, 1996 which are contained in Smith Barney's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, respectively; and the separate historical financial statements of Salomon as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, and for each of the three years ended December 31, 1996 which are contained in Salomon's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, respectively. The pro forma financial data is not necessarily indicative of the results of operations that would have occurred had the merger been consummated or of future operations of the combined company.

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
     UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                               AS OF JUNE 30, 1997
                                  (In millions)


                                                        Smith Barney   Salomon      Pro Forma      Pro Forma
                                                         Historical  Historical    Adjustments      Combined
                                                         ----------  ----------    -----------      --------
        ASSETS

Cash and cash equivalents                                  $   232   $   2,081                    $   2,313
Cash segregated and on deposit for Federal and other
  regulations and deposits with clearing organizations       1,421        --                          1,421
Securities purchased under agreements to resell             14,610      62,547                       77,157
Deposits paid for securities borrowed                       13,340      28,773                       42,113
Receivables:
        Customers                                            7,561       4,877                       12,438
        Brokers and dealers                                    946       1,137                        2,083
        Other                                                  762         624                        1,386
Securities owned, at market value                           14,014     132,848                      146,862
Commodities and related products and instruments              --         1,533                        1,533
Property, equipment and leasehold improvements, at
  cost, net of accumulated depreciation and amortization       450         505                          955
Excess of purchase price over fair value of net assets
  acquired, net of accumulated amortization                    274        --                            274
Other assets                                                 2,127       1,028         --             3,155
                                                           ------------------------------------------------
Total assets                                               $55,737   $ 235,953    $    --          $291,690
                                                           ================================================

        LIABILITIES AND STOCKHOLDER'S EQUITY

Commercial paper and other short-term borrowings           $ 4,268   $   8,036                       12,304
Securities sold under agreements to repurchase              19,479     105,999                      125,478
Deposits received for securities loaned                      6,431       2,815                        9,246
Payables to Customers                                        4,784       3,290                        8,074
Payables to Brokers and dealers                                258       3,979                        4,237
Securities sold not yet purchased, at market value           9,640      87,058                       96,698
Notes payable                                                2,735      16,050                       18,785
Other payables and accrued liabilities                       4,927       2,843                        7,770
Subordinated indebtedness                                      224          30                          254
                                                           ------------------------------------------------
        Total liabilities                                   52,746     230,100         --           282,846
                                                           ------------------------------------------------
        Redeemable preferred stock                            --           420         (420)              0
        Guaranteed preferred beneficial interests in
             subordinated debt securities                     --           345                          345

Stockholder's equity:

        Preferred stock                                       --           450         (450)              0
        Common stock                                          --           159          (53)            106
        Additional paid-in capital                           1,803         438          750           2,991
        Retained earnings                                    1,183       5,811       (1,596)          5,398
        Treasury stock, at cost                               --        (1,769)       1,769               0
        Cumulative translation adjustment                        5          (1)           4
                                                           ------------------------------------------------
        Total stockholder's equity                           2,991       5,088          420           8,499
                                                           ------------------------------------------------
Total liabilities and stockholder's equity                 $55,737   $ 235,953    $    --          $291,690
                                                           ================================================


    See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (In millions)

                                                 Smith Barney   Salomon    Pro Forma
                                                  Historical   Historical   Combined
                                                  ----------   ----------   --------

Revenues:
       Commissions                                   $1,183     $  199        $1,382
       Principal transactions                           514        927         1,441
       Investment banking                               518        441           959
       Asset management and administration fees         762         29           791
       Other                                             52       --              52
                                                     -------------------------------
              Total non-interest revenues             3,029      1,596         4,625
       Interest and dividends                         1,160      3,045         4,205
       Interest expense                                 926      2,527         3,453
                                                     -------------------------------
              Net interest and dividends                234        518           752
                                                     -------------------------------
              Net revenues                            3,263      2,114         5,377
Expenses, excluding interest:
       Employee compensation and benefits             1,812      1,111         2,923
       Communications, occupancy and equipment          274        197           471
       Floor brokerage and other production              84         40           124
       Other operating and administrative expenses      306        137           443
                                                     -------------------------------
              Total expenses, excluding interest      2,476      1,485         3,961
                                                     -------------------------------
              Income before income taxes                787        629         1,416
       Income tax expense                               318        236           554
                                                     -------------------------------
       Income from continuing operations             $  469     $  393        $  862
                                                     ===============================


    See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                  (In millions)

                                                 Smith Barney   Salomon    Pro Forma
                                                  Historical   Historical   Combined
                                                  ----------   ----------   --------

Revenues:
       Commissions                                   $1,182     $  165        $1,347
       Principal transactions                           543      1,235         1,778
       Investment banking                               576        432         1,008
       Asset management and administration fees         648         22           670
       Other                                             57       --              57
                                                     -------------------------------
              Total non-interest revenues             3,006      1,854         4,860
       Interest and dividends                           908      3,008         3,916
       Interest expense                                 713      2,401         3,114
                                                     -------------------------------
              Net interest and dividends                195        607           802
                                                     -------------------------------
              Net revenues                            3,201      2,461         5,662
Expenses, excluding interest:
       Employee compensation and benefits             1,811      1,096         2,907
       Communications, occupancy and equipment          278        181           459
       Floor brokerage and other production              74         34           108
       Other operating and administrative expenses      298        137           435
                                                     -------------------------------
              Total expenses, excluding interest      2,461      1,448         3,909
                                                     -------------------------------
              Income before income taxes                740      1,013         1,753
       Income tax expense                               288        405           693
                                                     -------------------------------
       Income from continuing operations             $  452     $  608        $1,060
                                                     ===============================



    See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (In millions)


                                                 Smith Barney   Salomon    Pro Forma
                                                  Historical   Historical   Combined
                                                  ----------   ----------   --------

Revenues:
       Commissions                                   $2,250    $  326        $ 2,576
       Principal transactions                           990     1,990          2,980
       Investment banking                             1,148       853          2,001
       Asset management and administration fees       1,349        48          1,397
       Other                                            111        81            192
                                                     -------------------------------
              Total non-interest revenues             5,848     3,298          9,146
       Interest and dividends                         1,926     5,748          7,674
       Interest expense                               1,507     4,679          6,186
                                                     -------------------------------
              Net interest and dividends                419     1,069          1,488
                                                     -------------------------------
              Net revenues                            6,267     4,367         10,634
Expenses, excluding interest:
       Employee compensation and benefits             3,522     2,039          5,561
       Communications, occupancy and equipment          565       374            939
       Floor brokerage and other production             147        74            221
       Other operating and administrative expenses      579       270            849
                                                     -------------------------------
              Total expenses, excluding interest      4,813     2,757          7,570
                                                     -------------------------------
              Income before income taxes              1,454     1,610          3,064
       Income tax expense                               571       628          1,199
                                                     -------------------------------
       Income from continuing operations             $  883    $  982        $ 1,865
                                                     ===============================


    See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (In millions)



                                                 Smith Barney   Salomon    Pro Forma
                                                  Historical   Historical   Combined
                                                  ----------   ----------   --------

Revenues:
       Commissions                                   $2,008     $  332        $2,340
       Principal transactions                         1,016      1,077         2,093
       Investment banking                               847        472         1,319
       Asset management and administration fees       1,052         39         1,091
       Other                                            108         12           120
                                                     -------------------------------
              Total non-interest revenues             5,031      1,932         6,963
       Interest and dividends                         1,752      7,021         8,773
       Interest expense                               1,375      5,754         7,129
                                                     -------------------------------
              Net interest and dividends                377      1,267         1,644
                                                     -------------------------------
              Net revenues                            5,408      3,199         8,607
Expenses, excluding interest:
       Employee compensation and benefits             3,193      1,710         4,903
       Communications, occupancy and equipment          572        385           957
       Floor brokerage and other production             137         63           200
       Other operating and administrative expenses      485        242           727
                                                     -------------------------------
              Total expenses, excluding interest      4,387      2,400         6,787
                                                     -------------------------------
              Income before income taxes              1,021        799         1,820
       Income tax expense                               426        286           712
                                                     -------------------------------
       Income from continuing operations             $  595     $  513        $1,108
                                                     ===============================


    See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                  (In millions)

                                                 Smith Barney   Salomon    Pro Forma
                                                  Historical   Historical   Combined
                                                  ----------   ----------   --------

Revenues:

       Commissions                                   $1,800   $   336       $ 2,136
       Principal transactions                           900      (560)          340
       Investment banking                               680       486         1,166
       Asset management and administration fees         941        23           964
       Other                                             98         7           105
                                                     ------------------------------
              Total non-interest revenues             4,419       292         4,711
       Interest and dividends                         1,099     5,902         7,001
       Interest expense                                 770     4,873         5,643
                                                     ------------------------------
              Net interest and dividends                329     1,029         1,358
                                                     ------------------------------
              Net revenues                            4,748     1,321         6,069
Expenses, excluding interest:
       Employee compensation and benefits             2,953     1,455         4,408
       Communications, occupancy and equipment          574       383           957
       Floor brokerage and other production             138        70           208
       Other operating and administrative expenses      441       262           703
                                                     ------------------------------
              Total expenses, excluding interest      4,106     2,170         6,276
                                                     ------------------------------
Gain on sale of equity investment                        34      --              34
                                                     ------------------------------
              Income (loss) before income taxes         676      (849)         (173)
       Income tax expense (benefit)                     288      (439)         (151)
                                                     ------------------------------
       Income (loss) from continuing operations      $  388   $  (410)      $   (22)
                                                     ==============================


    See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

 Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.    Description of Transaction and Basis of Presentation

         The Merger Agreement provides that each share of Salomon Inc ("Salomon") common stock will be exchanged for 1.13 shares of Travelers Group Inc. ("Travelers Group") common stock. The Merger, which is expected to be completed in the fourth quarter of 1997, is expected to be accounted for under the pooling of interests method. After the Merger, Salomon will be merged with Smith Barney Holdings Inc. ("Smith Barney"), a wholly owned subsidiary of Travelers Group. The assets and liabilities of both companies will be combined at historical cost. Historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Salomon. The Merger is subject to customary closing conditions, including regulatory and Salomon stockholder approval.

2.   Accounting Policies

         Smith Barney and Salomon are in the process of reviewing their accounting policies and, as a result of this review, it may be necessary to restate either Smith Barney's or Salomon's financial statements to conform to those accounting policies that are determined to be most appropriate. No such restatements have been made to the pro forma combined financial statements.

3.    Intercompany Transactions

         Transactions between Smith Barney and Salomon are not material in relation to the pro forma combined financial statements and therefore intercompany balances have not been eliminated from the pro forma combined amounts.

4.   Pro Forma Adjustments

         The pro forma adjustments at June 30, 1997 reflect, pursuant to the Merger Agreement, the cancellation and retirement of all Salomon common stock held in treasury and the conversion of Salomon redeemable preferred stock and preferred stock into redeemable preferred stock and preferred stock of Travelers Group with substantially identical terms.

5.   Restructuring Charge

         The pro forma financial data do not reflect a planned merger-related restructuring charge of between $400 million and $500 million (after-tax) primarily for severance and costs related to excess or unused office space and other facilities since such restructuring charge is non-recurring. Although there can be no assurance that the restructuring charge will fall within the range provided, this range represents management's best estimate based on the currently available information.

6.   Future Cost Savings

         As Salomon's operations are integrated with the existing operations of Smith Barney, management expects to achieve, by the end of a three year period, annual cost savings in excess of $200 million (after-tax) from the reduction of overhead expenses, changes in corporate infrastructure and the elimination of redundant expenses. There can be no assurance that these projected cost savings will be achieved. These expected future cost savings are not reflected in the pro forma financial data.


The statements contained in notes 5 and 6 above may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements are typically identified by the words "believe," "expect," "anticipate," "intend," "estimate" and similar expressions. These forward-looking statements are based largely on management's expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements as a result of a number of factors, including (1) determination of the number, job classification and location of employee positions to be eliminated, (2) compatibility of the operating systems of the combining companies, (3) the degree to which existing administrative and back-office functions and costs are complementary or redundant, and (4) the timing of implementation of changes in operations to effect cost savings. Smith Barney undertakes no obligation to update publicly or revise any forward-looking statements.